NUVEEN
   Investments

Nuveen
 Income Fund

     annual report  september 30, 2000

[PHOTOS APPEAR HERE]

INVEST WELL

LOOK AHEAD

LEAVE YOUR MARK/SM/

                                        Fund Information


                                        Board of Trustees

                                        James E. Bacon
                                        Jack B. Evans
                                        William L. Kissick
                                        Thomas E. Leafstrand
                                        Timothy R. Schwertfeger
                                        Shelia W. Wellington


                                        Fund Manager

                                        Nuveen Investment Management
                                        333 West Wacker Drive
                                        Chicago, IL 60606


                                        Legal Counsel

                                        Chapman and Cutler
                                        Chicago, IL


                                        Independent Public Accountants

                                        Arthur Andersen LLP
                                        Chicago, IL


                                        Transfer Agent and Shareholder Services

                                        Chase Global Funds Services Company
                                        73 Tremont Street
                                        Boston, MA 02108
                                        (800) 257-8787


Contents

 1  Dear Shareholder

 3  From the Portfolio Manager's Perspective

 6  Fund Spotlight

 7  Portfolio of Investments

 9  Statement of Net Assets

10  Statement of Operations

11  Statement of Changes in Net Assets

12  Notes to Financial Statements

16  Financial Highlights

17  Report of Independent Public Accountants


                             Must be preceded by or accompanied by a prospectus.

DEAR
Shareholder,

Harvard University, Tiffany's and Dom Perignon are each the Rolls-Royce of its market. Each is synonymous with "quality." Each has established, reinforced and marketed its brand as one that consistently delivers a quality product - be it education, fine jewelry or champagne. Each has made a promise to its customers, and each works hard to keep that promise, year after year.

Webster defines quality as the degree of excellence that a thing possesses. Nuveen Investments defines quality by the excellence of our portfolio management and products as well as of the financial advisors you, and our firm, work with.

Quality Portfolio Management and Products

Nuveen's income-oriented funds feature portfolio management by Nuveen Investment Management (NIM). NIM follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return potential. Drawing on 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:

  . A commitment to exhaustive research
  . An active, value-oriented investment style
  . The unmatched presence of trading leverage of a market leader.

While you may be familiar with our income funds, you may not be aware of the equity mutual funds we offer investors. Our two newest funds - Nuveen Innovation and Nuveen International Growth - were launched in December 1999. These funds are managed by Columbus Circle Investors (CCI), a firm that has been managing money for more than 25 years and has used a single, disciplined investment philosophy called "Positive Momentum and Positive Surprise." This philosophy is based on the premise that:

  . Strong companies tend to get stronger. CCI believes a company that demonstrates positive momentum in its business fundamentals tends to generate superior returns through rising stock prices. This represents the Positive Momentum CCI seeks.

  . Companies positively surprise when their business fundamentals and reported results exceed investor and analyst expectations. CCI believes this is often accompanied by strong, accelerating growth. This represents the Positive Surprise CCI seeks.

Our Nuveen Rittenhouse Growth Fund is managed by Rittenhouse Financial Services, Inc. The investment philosophy Rittenhouse established years ago remains firmly in place today - pursue long-term growth with high-quality, large capitalization blue chip stocks. This singular focus has translated into consistently strong risk-adjusted returns and productive, long-lasting relationships.

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

Timothy R. Schwertfeger
Chairman of the Board

                                                          Annual Report   Page 1

Your investment advisor can offer you the professional assistance that will help bring to life your aspirations - for yourself and your family, today and in the future.

We also offer several growth and income style funds, all managed by Institutional Capital Corporation (ICAP). ICAP seeks out stocks it believes have appreciation potential unrecognized by the general market for Nuveen Growth and Income Stock Fund, Nuveen European Value Fund, Nuveen Balanced Stock and Bond Fund and Nuveen Balanced Municipal and Stock Fund.

Quality Financial Advisors

Nuveen Investments works through financial advisors because we believe in quality advice. Today, you face an unprecedented array of investment choices, opportunities - and risks. Your investment advisor can offer you the professional assistance that will help bring to life your aspirations - for yourself and your family, today and in the future.

This Report

Please review the Fund Spotlight on page six to learn how your fund was positioned as of its fiscal year ended September 30, 2000. Also, I invite you to read the following interview with your portfolio manager to learn more about your fund's performance for the annual period.

For more information on any Nuveen investment, including a prospectus, contact your financial advisor. Or call Nuveen at (800) 621-7227 or visit our Internet site at www.nuveen.com. Please read the prospectus carefully before you invest or send money.

Thank you for your continued confidence.

Sincerely,


/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board
November 17, 2000

Annual Report  Page 2

NUVEEN INCOME FUND

From the Portfolio Manager's Perspective
--------------------------------------------------------------------------------

The strong economy during the fiscal year in which Nuveen Income Fund operated resulted in a turnaround year for many bond funds. To help you understand Nuveen Income Fund's performance during the fiscal year ended September 30, 2000, we spoke with Rick Huber of Nuveen Investment Management, lead portfolio manager of the fund.


Q:  How has the strong domestic economy helped bond funds?

A: The economy has boosted bond investing in a couple of ways. With tax revenues at all-time highs, a result of the economy's strength, the United States Treasury was able to implement a partial debt-reduction program. As the supply of long-term Treasury bonds declined, prices for these securities rose relative to other taxable fixed-income securities, including corporate and mortgage-backed bonds. And because price and yield move in opposite directions, yields on Treasuries fell as their prices rose.

    Those corporate and mortgage-backed bonds became relatively cheap as corporations, boosted by the strong economy, added to their debt whenever market conditions appeared conducive to it. As the supply of these bonds rose, their prices fell and yields increased.


Q: How did you alter the portfolio's makeup to take advantage of this situation?

A: We reduced the number of long-term Treasuries in the portfolio and moved that money into corporate bonds and intermediate duration mortgage-backed securities. These securities have the potential to provide more income to the portfolio, and should provide greater price protection if Treasury bond prices start to suffer.

          Portfolio Allocation
          -----------------------------------------------------------
          U.S. Government & Agency Obligations                    51%
          -----------------------------------------------------------
          Corporate Obligations                                   27%
          -----------------------------------------------------------
          Commercial Paper                                        20%
          -----------------------------------------------------------
          Taxable Municipal Bonds                                  2%
          -----------------------------------------------------------
          As a percentage of total holdings as of September 30, 2000. Holdings are subject to change.


Q:  What would have to happen to make Treasury bond prices "start to suffer"?

A: If this "soft landing" that the Federal Reserve has been engineering with its series of interest rate hikes in 1999 and the first half of 2000 fails, we would expect to see Treasury prices fall again. The Fed's efforts would fail if the economy heats up again. We're closely monitoring oil prices and other economic measurements for indications of the economy revving up.


Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within their specific areas of expertise. Nuveen has chosen them for their rigorously disciplined investment approaches and their consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it is blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's advisor for income investing is Nuveen Investment Management (NIM). NIM follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return potential. Drawing on 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:

 .  A commitment to exhaustive research

 .  An active, value-oriented investment style

 .  The unmatched presence of trading leverage of a market leader.

This disciplined, research-oriented approach has paid off for investors, and is a key investment strategy for Nuveen Income Fund.


Performance figures are quoted for Class A shares at net asset value. Comments cover the fund's fiscal year ended September 30, 2000. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.


                                                         Annual Report    page 3

There is also the concern about the outcome of the November presidential election and what effect it may have on the Treasury market.



*The Lipper Peer Group returns represent the average annualized total return of the 295 funds in the Lipper Intermediate Investment Grade Debt Funds category for the fiscal year ended September 30, 2000. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

**The Lehman Brothers U.S. aggregate Bond Index covers the U.S. investment grade fixed-rate bond market, including government and corporate securities, agency mortgage pass-through securities and asset-backed securities.



    There is also the concern about the outcome of the November presidential election and what effect it may have on the Treasury market.

    For the period leading up to the November presidential elections, there was the nagging question in the bond market as to whether or not the debt reduction plan will continue under the next President and new Congress. Even though each major party presidential candidate was proposing a tax intended to slow debt reduction, the Treasury market appears to be significantly discounting the degree to which either candidate's program will be implemented. At the writing of this report, we believe there is some price risk in long-term Treasuries simply due to political posturing by Congress and the presidential candidates.


Q.  How did the fund perform during the fiscal year?

A. For the one-year period ending September 30, 2000, the fund had a total return of 4.74%, compared to the Lipper Intermediate Investment Grade Debt category,* which returned 5.77%. The Lehman Brothers U.S. Aggregate Bond Index** returned 6.99% for the same period.


Q.  To what do you attribute the fund's performance during the period?

A. During the first half of the period, we were caught off guard with the Treasury announcement and had been following a strategy through the period that anticipated a tightening yield spread between Treasury bonds and corporate bonds. A tightening spread would have involved lower yields and therefore rising prices on corporate bonds. However, Treasuries also experienced rising prices and falling yields, so the gap did not narrow as we had expected.


          Diversification
          ----------------------------------------------------------
          U.S. Government Agency Mortgage-Backed               31.5%
          ----------------------------------------------------------
          U.S. Treasury Bonds/Notes                            24.7%
          ----------------------------------------------------------
          Electric                                             12.3%
          ----------------------------------------------------------
          U.S. Government Agency                                7.8%
          ----------------------------------------------------------
          Commercial Mortgage-Backed                            7.6%
          ----------------------------------------------------------
          Capital Goods                                         3.9%
          ----------------------------------------------------------
          Consumer Staples                                      2.7%
          ----------------------------------------------------------
          Natural Gas                                           2.6%
          ----------------------------------------------------------
          Technology                                            2.5%
          ----------------------------------------------------------
          Transportation                                        2.3%
          ----------------------------------------------------------
          Real Estate Investment Trust                          2.1%
          ----------------------------------------------------------
          As a percentage of total bond holdings as of September 30, 2000. Holdings are subject to change.

In the second half of the year, the reverse happened and the spread between Treasuries and high quality corporate bonds widened. Treasuries outperformed all other types of bonds for this period. We had focused on producing a higher dividend yield and found ourselves underweighted in Treasuries. This had the effect of hampering the fund's total return performance. However, we were successful in improving the fund's dividend -- increasing it in February and again in August. Our focus was and continues to be to provide income to our clients. We also believe that over longer time periods, our performance will be more in line with the market.


Annual Report    page 4

Q. What is your outlook for the fund and the fixed-income market as we move into 2001?

A. The overriding question for bond investors is how much of the increase in energy costs can corporations pass through to consumers. Recent anecdotal evidence and our analysis of leading indicators suggest corporations would have little success in passing on the costs on a sustained basis. Core inflation has stayed relatively benign and monetary indicators such as the dollar, gold and the balance between money supply and demand suggest we have little to worry about in regards to inflation. Barring a full-fledged fuel crisis, long-term core inflation could remain under wraps, despite the prospect for some near-term bumps in our soft landing.

    We will continue to watch how the economy and bond market react to energy prices as well as to the election of a new president. (Editor's note: at the writing of this report, a new president had not been determined.) We will adjust the portfolio to try to take best advantage of yields to continue to provide shareholders attractive current income while preserving their capital.


The overriding question for bond investors is how much of the increase in energy costs can corporations pass through to consumers.


                                                         Annual Report    page 5

NUVEEN INCOME FUND

Fund Spotlight as of September 30, 2000

Quick Facts
                                  A Shares        B Shares        C Shares        R Shares
NAV                                 $18.66          $18.66          $18.70          $18.66
------------------------------------------------------------------------------------------
Latest Capital Gain                  $0.00           $0.00           $0.00           $0.00
------------------------------------------------------------------------------------------
CUSIP                            67066D101       67066D200       67066D309       67066D408
------------------------------------------------------------------------------------------
Latest Monthly Dividend*           $0.1065         $0.0950         $0.0950         $0.1105
------------------------------------------------------------------------------------------
Inception Date                       11/98           11/98           11/98           11/98
------------------------------------------------------------------------------------------

*Paid October 2, 2000

Total Returns+
                       A Shares            B Shares              C Shares         R Shares
                     NAV     Offer    w/o CDSC   w/ CDSC    w/o CDSC   w/ CDSC      NAV
1 - Year            4.74%   -0.25%     3.96%      0.03%       4.13%     4.13%      4.95%
------------------------------------------------------------------------------------------
Since Inception*    2.53%   -0.16%     1.76%     -0.26%       1.88%     1.88%      2.79%
------------------------------------------------------------------------------------------
6-Month             3.71%   -1.23%     3.32%     -1.68%       3.49%     2.49%      3.84%
------------------------------------------------------------------------------------------
YTD                 4.60%   -0.35%     3.96%     -1.02%       4.18%     3.18%      4.74%
------------------------------------------------------------------------------------------

*Annualized

+Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 4.75% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year.

Top 5 Corporate Bond Holdings*                  Portfolio Statistics
Monterrey Power S. A.                 5.1%      Fund Net Assets              $18.2 million
------------------------------------------      ------------------------------------------
Interpool Capital Trust               3.9%      Number of Bond Issues                   27
------------------------------------------      ------------------------------------------
Viacom Inc.                           2.7%      Average Duration (Bonds)              4.46
------------------------------------------      ------------------------------------------
Nor Am Energy Corporation             2.6%      Average Effective Maturity      6.52 years
------------------------------------------      ------------------------------------------
Williams Communications Group Inc.    2.5%
------------------------------------------

*As a percentage of total bond holdings. Holdings are subject to change.

Index Comparison[ ]                                Bond Credit Quality**
         [Line Graph Appears Here]                  [Pie Chart Appears Here]
          Nuveen Income Fund   Lehman Brothers                   AAA      69.1%
Date         NAV      Offer     U.S Aggregate                    AA        2.6%
----       ------     -----    ---------------                   BBB      13.5%
           10,000     9,525        10,000                        NR        2.7%
12/31/98   10,075     9,596        10,030                        Other    12.1%
 1/31/99   10,120     9,639        10,101
 2/28/99    9,912     9,442         9,924           **As a percentage of total
 3/31/99    9,988     9,514         9,979           bond holdings. Holdings are
 4/30/99   10,151     9,669        10,011           subject to change.
 5/31/99    9,971     9,497         9,923
 6/30/99    9,924     9,453         9,891
 7/31/99    9,939     9,467         9,849
 8/31/99    9,928     9,457         9,844
 9/30/99    9,996     9,521         9,958
10/31/99   10,027     9,551         9,995
11/30/99   10,058     9,581         9,994
12/31/99   10,010     9,534         9,946
 1/31/00    9,988     9,513         9,913
 2/29/00   10,074     9,595        10,033
 3/31/00   10,095     9,616        10,165
 4/30/00   10,041     9,564        10,136
 5/31/00    9,954     9,481        10,131
 6/30/00   10,163     9,680        10,341
 7/31/00   10,240     9,754        10,436
 8/31/00   10,427     9,932        10,587
 9/30/00   10,470     9,972        10,654

Nuveen Income Fund (Offer) $9,972
Nuveen Income Fund (NAV) $10,470
Lehman Brothers U.S Aggregate $10,654

[ ] The Index Comparison shows the change in value of a $10,000 investment in the Class A shares (on offer) of the Nuveen fund, adjusted for the maximum sales charge (4.75%) and all ongoing fund expenses. It also shows Lehman Brothers U.S. Aggregate, which do not reflect any initial or ongoing expenses. An index is not available for direct investment.


Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.


Terms To Know

The following are a few terms used throughout this report.

Duration A measure of the interest rate sensitivity of a fixed-income investment portfolio. The longer the duration, the greater a portfolio's sensitivity to changes in interest rates.

Net Asset Value (NAV) The per-share value of a mutual fund, found by subtracting the fund's liabilities from its assets and dividing by the number of outstanding shares.

Total Return is a measure of a fund's performance that takes into account income dividends, capital gains distribution and change in net asset value.


                                                         Annual Report    page 6

Portfolio of Investments

Nuveen Income Fund

September 30, 2000

   Principal                                                                               Optional Call                     Market
Amount (000)    Description                                                                  Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                CORPORATE OBLIGATIONS - 34.7%

                CORPORATE BONDS - 26.7%

                Capital Goods - 4.0%

      $1,000    Interpool Capital Trust, Unsecured Notes, Series B, 9.875%, 2/15/27         No Opt. Call        BBB-    $   740,339
------------------------------------------------------------------------------------------------------------------------------------
                Consumer Staples - 2.8%

         500    Viacom Inc., Senior Notes,  7.700%, 7/30/10                                 No Opt. Call        BBB+        511,020
------------------------------------------------------------------------------------------------------------------------------------
                Electric - 10.0%

         600    AES China Generating Limited, Unsecured Notes, 10.125%, 12/15/06       12/01 at 105 1/16         BB-        411,000

         500    CMS Energy Corporation, Unsecured Senior Notes,  7.500%, 1/15/09            No Opt. Call          BB        448,739

       1,000    Monterrey Power S.A., Secured Bonds, 9.625%, 11/15/09                       No Opt. Call         Ba1        967,500
------------------------------------------------------------------------------------------------------------------------------------
                Natural Gas - 2.7%

         500    NorAm Energy Corporation, Term Enhanced Remarketable Securities,
                  6.375%, 11/01/13 (Mandatory put 11/01/03)                                 No Opt. Call        Baa1        484,092
------------------------------------------------------------------------------------------------------------------------------------
                Real Estate Investment Trust - 2.2%

         400    United Dominion Realty Trust, Medium Term Notes,  7.600%, 1/25/02           No Opt. Call         BBB        400,460
------------------------------------------------------------------------------------------------------------------------------------
                Technology - 2.6%

         500    Williams Communications Group Inc., Senior Notes, 10.700%, 10/01/07         No Opt. Call         BB-        468,750
------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 2.4%

         500    Windsor Petroleum Transportation Corporation, Unsecured Notes,
                  7.840%, 1/15/21                                                           No Opt. Call        Baa3        429,039
------------------------------------------------------------------------------------------------------------------------------------
                COMMERCIAL MORTGAGE-BACKED SECURITIES - 8.0%

       1,000    Commercial Mortgage Asset Trust, Series 99C1-A3, 6.640%, 9/17/10
                  (Mandatory put 1/17/08)                                                   No Opt. Call         AAA        964,472

         500    Morgan Stanley Capital I Incorporated, Commercial Mortgage Pass
                  Through Certificates, Series 1999-RM1, 6.810%, 12/15/31                   No Opt. Call          AA        484,477
------------------------------------------------------------------------------------------------------------------------------------
     $ 7,000    Total Corporate Obligations (cost $6,410,004)                                                             6,309,888
============------------------------------------------------------------------------------------------------------------------------
                TAXABLE MUNICIPAL BONDS - 2.8%

     $   500    County of Cattaraugus, New York, Industrial Development Agency,
                  Industrial Development Revenue Bonds, Series 1999B, Laidlaw Energy
                  Inc. Project, 12.500%, 7/01/10                                            No Opt. Call         N/R        509,585
------------------------------------------------------------------------------------------------------------------------------------
     $   500    Total Taxable Municipal Bonds (cost $502,804)                                                               509,585
============------------------------------------------------------------------------------------------------------------------------
                U.S. GOVERNMENT and AGENCY OBLIGATIONS - 66.8%

                U.S. TREASURY BONDS/NOTES - 25.8%

     $   500      7.500%, 11/15/01                                                          No Opt. Call         Aaa        506,719
       1,000      7.500%, 5/15/02                                                           No Opt. Call         AAA      1,022,188
         500      5.750%, 11/30/02                                                          No Opt. Call         AAA        497,657
         500      11.250%, 2/15/15                                                          No Opt. Call         AAA        743,125
         500      8.875%, 8/15/17                                                           No Opt. Call         Aaa        643,281
         500      9.125%, 5/15/18                                                           No Opt. Call         Aaa        659,531
         500      8.125%, 8/15/21                                                           No Opt. Call         Aaa        617,188
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GOVERNMENT AGENCY OBLIGATIONS - 8.2%

                Federal Home Loan Mortgage Corporation Bonds:
       1,000      6.250%, 7/15/04                                                           No Opt. Call        Aaa         991,301
         500      6.625%, 9/15/09                                                           No Opt. Call        Aaa         494,575

Portfolio of Investments

September 30, 2000

   Principal                                                                               Optional Call                     Market
Amount (000)    Description                                                                  Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 32.8%

                Federal National Mortgage Association:
     $ 1,000      6.500%, 10/01/15 (WI, settling 10/19/00)                                  No Opt. Call         Aaa    $   981,250
       1,000      7.000%, 10/01/30 (WI, settling 10/16/00)                                  No Opt. Call         Aaa        979,375
       1,000      8.000%, 10/01/30 (WI, settling 10/16/00)                                  No Opt. Call         Aaa      1,013,438

       1,000    Federal National Mortgage Association, Series 1993-20, Class GA,            No Opt. Call      N/R***        988,775
                  6.500%, 9/25/19

       1,000    Federal Home Loan Mortgage Corporation, 7.500%, 10/01/30 (WI, settling      No Opt. Call         Aaa        997,813
                  10/16/00)

         983    Government National Mortgage Association, 8.500%, 11/15/29                  No Opt. Call         Aaa      1,011,546
------------------------------------------------------------------------------------------------------------------------------------
     $11,483    Total U.S. Government and Agency Obligations (cost $12,036,223)                                          12,147,762
============------------------------------------------------------------------------------------------------------------------------
                COMMERCIAL PAPER - 25.3%

     $   500    American Home Products, effective yield of 6.641%, 10/06/00                                      A-1        499,548

         500    Barton Capital Corporation, effective yield of 6.644%, 10/05/00                                  A-1        499,634

         500    Constellation Energy Group, effective yield of 6.646%, 10/03/00                                  A-1        499,819

         500    Dow Chemical Company, effective yield of 6.641%, 10/06/00                                        A-1        499,547

         500    ExxonMobil Australia Pty. Ltd., effective yield of 6.641%, 10/06/00                              A-1        499,548

         500    Florida Power Corporation, effective yield of 6.646%, 10/03/00                                   A-1        499,819

         500    General Electric Capital Corporation, effective yield of 6.647%, 10/04/00                        A-1        499,730

         500    General Motors Acceptance Corporation, effective yield of 6.644%, 10/02/00                       A-1        499,910

         100    Grainger (W.W.) Inc., effective yield of 6.646%, 10/03/00                                        A-1         99,964

         500    Hewlett-Packard Company, effective yield of 6.644%, 10/02/00                                     A-1        499,911
------------------------------------------------------------------------------------------------------------------------------------
     $ 4,600    Total Commercial Paper (cost $4,597,430)                                                                  4,597,430
============------------------------------------------------------------------------------------------------------------------------
     $23,583    Total Investments (cost $23,546,461) - 129.6%                                                            23,564,665
============------------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (29.6)%                                                                  (5,385,978)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $18,178,687
                ====================================================================================================================


* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings (not covered by the report of independent public accountants):
     Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

(WI) Security purchased on a when-issued basis.


                                 See accompanying notes to financial statements.

Statement of Net Assets

Nuveen Income Fund

September 30, 2000

-------------------------------------------------------------------------------
Assets
Investment securities, at market value (cost $23,546,461)           $23,564,665
Receivables:
    Fund manager                                                          9,583
    Interest                                                            287,901
    Shares sold                                                          76,995
Other assets                                                                285
-------------------------------------------------------------------------------
        Total assets                                                 23,939,429
-------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                        1,209,870
Payables:
    Investments purchased                                             4,347,619
    Shares redeemed                                                     111,649
Accrued expenses:
    12b-1 distribution and service fees                                   5,262
    Other                                                                75,895
Dividends payable                                                        10,447
-------------------------------------------------------------------------------
        Total liabilities                                             5,760,742
-------------------------------------------------------------------------------
Net assets                                                          $18,178,687
===============================================================================
Class A Shares
Net assets                                                          $ 1,714,212
Shares outstanding                                                       91,886
Net asset value and redemption price per share                      $     18.66
Offering price per share (net asset value per share
  plus maximum sales charge of 4.75% of offering price)             $     19.59
===============================================================================
Class B Shares
Net assets                                                          $ 5,942,126
Shares outstanding                                                      318,478
Net asset value, offering and redemption price per share            $     18.66
===============================================================================
Class C Shares
Net assets                                                          $   831,929
Shares outstanding                                                       44,494
Net asset value, offering and redemption price per share            $     18.70
===============================================================================
Class R Shares
Net assets                                                          $ 9,690,420
Shares outstanding                                                      519,402
Net asset value, offering and redemption price per share            $     18.66
===============================================================================


                                 See accompanying notes to financial statements.

Statement of Operations

Nuveen Income Fund

Year Ended September 30, 2000


-------------------------------------------------------------------------------------
Investment Income                                                         $1,324,153
-------------------------------------------------------------------------------------
Expenses
Management fees                                                              102,228
12b-1 service fees - Class A                                                   4,092
12b-1 distribution and service fees - Class B                                 48,743
12b-1 distribution and service fees - Class C                                  9,931
Shareholders' servicing agent fees and expenses                                6,680
Custodian's fees and expenses                                                 53,517
Trustees' fees and expenses                                                    1,809
Professional fees                                                             32,075
Shareholders' reports - printing and mailing expenses                         36,913
Federal and state registration fees                                           71,121
Other expenses                                                                 2,352
-------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement         369,461
    Custodian fee credit                                                      (6,946)
    Expense reimbursement                                                   (163,447)
-------------------------------------------------------------------------------------
Net expenses                                                                 199,068
-------------------------------------------------------------------------------------
Net investment income                                                      1,125,085
-------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investment transactions                       (861,449)
Net change in unrealized appreciation or depreciation of investments         508,593
-------------------------------------------------------------------------------------
Net gain (loss) from investments                                            (352,856)
-------------------------------------------------------------------------------------
Net increase in net assets from operations                                $  772,229
=====================================================================================

                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets

Nuveen Income Fund

                                                                                      For the Period
                                                                                            11/30/98
                                                                                       (commencement
                                                                        Year Ended    of operations)
                                                                           9/30/00   through 9/30/99
-----------------------------------------------------------------------------------------------------
Operations
Net investment income                                                  $ 1,125,085       $   676,191
Net realized gain (loss) from investment transactions                     (861,449)         (161,888)
Net change in unrealized appreciation or depreciation of investments       508,593          (490,388)
-----------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                 772,229            23,915
-----------------------------------------------------------------------------------------------------
Distributions to Shareholders
From undistributed net investment income:
    Class A                                                               (106,264)          (30,646)
    Class B                                                               (280,180)          (77,598)
    Class C                                                                (56,050)          (20,426)
    Class R                                                               (647,561)         (520,172)
-----------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders               (1,090,055)         (648,842)
-----------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                         4,755,961        16,814,394
Net proceeds from shares issued to shareholders due to reinvestment
  of distributions                                                         109,496            85,962
-----------------------------------------------------------------------------------------------------
                                                                         4,865,457        16,900,356
Cost of shares redeemed                                                 (2,593,852)         (150,521)
-----------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                  2,271,605        16,749,835
-----------------------------------------------------------------------------------------------------
Net increase in net assets                                               1,953,779        16,124,908
Net assets at the beginning of year                                     16,224,908           100,000
-----------------------------------------------------------------------------------------------------
Net assets at the end of year                                          $18,178,687       $16,224,908
=====================================================================================================
Balance of undistributed net investment income at the end of year      $    62,379       $    27,349
=====================================================================================================


                                 See accompanying notes to financial statements.

Notes to Financial Statements



1. General Information and Significant Accounting Policies

The Nuveen Income Fund (the "Fund") is a series of the Nuveen Investment Trust III (the "Trust") which was organized as a Massachusetts business trust in 1998. The Trust is an open-end diversified management series investment company registered under the Investment Company Act of 1940. Prior to commencement of operations on November 30, 1998, the Trust had no operations other than those related to organizational matters and the initial capital contribution of $100,000 by Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, for the issuance of shares on November 20, 1998.

The Fund invests primarily in a diversified portfolio of domestic investment grade quality bonds of varying maturities as a source of current income and capital preservation. The Fund may also buy non-investment grade bonds and dollar denominated bonds of foreign issuers, subject to certain limitations. The fund may also invest in other securities, such as preferred stock, that have predominantly fixed-income characteristics. Also, the Fund may invest in cash equivalents and short-term fixed income investments in order to preserve capital or to enhance returns or as a temporary defensive measure.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.


Securities Valuation

The prices used to value fixed-income securities are based on the mean between the bid and asked prices as provided by an independent pricing service. When price quotes are not readily available, the pricing service establishes fair market value based on prices of comparable securities. Securities having remaining maturities of 60 days or less when purchased are valued by amortized cost.


Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At September 30, 2000, the Fund had outstanding when-issued purchase commitments of $3,957,312.


Investment Income

Interest income is determined on the basis of interest accrued, adjusted for accretion of discounts. Dividend income is recorded on the ex-dividend date.


Dividends and Distributions to Shareholders

Net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.


Federal Income Taxes

The Fund intends to distribute all taxable income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required.


Flexible Sales Charge Program

The Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.


Mortgage Dollar Roll Transactions

The Fund is authorized to enter into portfolio lending transactions including Mortgage Dollar Roll transactions ("Dollar Rolls"). The Fund would enter into such a transaction to take advantage of imbalances in the supply and demand of certain securities held in the Fund's portfolio and to enhance investment earnings and total return. In a Dollar Roll transaction, the Fund sells a mortgage-backed security to a third party and simultaneously enters into a commitment to repurchase the same or substantially similar security at a future date from the same party. The Fund and the counterparty may decide to extend a Dollar Roll transaction at the end of the original contract. Dollar Rolls are treated as financing transactions in which the Fund retains ownership of the securities loaned. Such securities, together with any securities purchased with the proceeds of the financing, are marked-to-market daily with the corresponding unrealized gains or losses reflected in Fund operations. Interest earnings on the original investment loaned are retained by the Fund as well as the interest earned on the securities purchased with the proceeds of the loan. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the repurchase commitments. Although there are economic advantages of entering into a Dollar Roll transaction, there are also additional risks. The Fund manages the risks associated with Dollar Roll transactions by entering into contracts only with firms the Adviser deems to be of good standing.


Derivative Financial Instruments

The Fund may invest in futures, swap and option contracts, which are sometimes referred to as derivative transactions. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the fiscal year ended September 30, 2000.


Expense Allocation

Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.


Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.


Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.


2.  Fund Shares

Transactions in Fund shares were as follows:

                                                                         For the Period 11/30/98
                                                                    (commencement of operations)
                                           Year Ended 9/30/00                    through 9/30/99
                                        ------------------------    ----------------------------
                                          Shares          Amount         Shares          Amount
------------------------------------------------------------------------------------------------
Shares sold:
    Class A                               45,077     $   834,879         73,650     $ 1,428,296
    Class B                              173,876       3,253,598        215,822       4,170,484
    Class C                               18,897         353,581         59,764       1,158,295
    Class R                               17,096         313,903        502,892      10,057,319
Shares issued to shareholders due
  to reinvestment of distributions:
    Class A                                1,285          23,952            323           6,205
    Class B                                3,068          57,271          1,175          22,646
    Class C                                  977          18,247            200           3,841
    Class R                                  539          10,026          2,675          53,270
------------------------------------------------------------------------------------------------
                                         260,815       4,865,457        856,501      16,900,356
------------------------------------------------------------------------------------------------
Shares redeemed:
    Class A                              (26,591)       (487,412)        (3,108)        (60,180)
    Class B                              (74,646)     (1,381,209)        (2,067)        (39,437)
    Class C                              (34,229)       (636,786)        (2,365)        (45,366)
    Class R                               (4,761)        (88,445)          (289)         (5,538)
------------------------------------------------------------------------------------------------
                                        (140,227)     (2,593,852)        (7,829)       (150,521)
------------------------------------------------------------------------------------------------
Net increase                             120,588     $ 2,271,605        848,672     $16,749,835
================================================================================================

3.  Distributions to Shareholders

The Fund declared a dividend distribution from its net investment income which was paid November 1, 2000, to shareholders of record on October 9, 2000, as follows:

--------------------------------------------------------------------------------
Dividend per share:
    Class A                                                              $.1065
    Class B                                                               .0950
    Class C                                                               .0950
    Class R                                                               .1105
================================================================================


4.  Securities Transactions

Purchases and sales (including maturities) of investment securities, U.S. Government and agency obligations (excluding Dollar Roll transactions) and short-term investments for the fiscal year ended September 30, 2000, were as follows:

--------------------------------------------------------------------------------
Purchases:
    Investment securities                                          $  5,263,375
    U.S. Government and agency obligations                           14,647,640
    Short-term investments                                          188,170,663
Sales and maturities:
    Investment securities                                             6,818,690
    U.S. Government and agency obligations                           11,840,720
    Short-term investments                                          186,047,008
================================================================================

At September 30, 2000, the identified cost of investments owned for federal income tax purposes was $24,361,997. Net unrealized depreciation for federal income tax purposes aggregated $797,332 of which $181,022 related to appreciated securities and $978,354 related to depreciated securities.

At September 30, 2000, the Fund had unused capital loss carryforwards of $206,834 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, $161,888 of the carryforward will expire in the year 2007 and $44,946 will expire in the year 2008.


5.  Management Fee and Other Transactions with Affiliates

Under the Fund's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, which is based upon the average daily net assets of the Fund as follows:

Average Daily Net Assets                                          Management Fee
--------------------------------------------------------------------------------
For the first $125 million                                           .6000 of 1%
For the next $125 million                                            .5875 of 1
For the next $250 million                                            .5750 of 1
For the next $500 million                                            .5625 of 1
For the next $1 billion                                              .5500 of 1
For net assets over $2 billion                                       .5250 of 1
================================================================================

The Adviser has agreed to waive fees and reimburse expenses through July 31, 2001, in order to prevent total operating expenses (excluding any 12b-1 distribution or service fees and extraordinary expenses) from exceeding .80% of the average daily net asset value of any class of Fund shares.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser.

During the fiscal year ended September 30, 2000, Nuveen Investments (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares of approximately $2,500 of which approximately $2,200 were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended September 30, 2000, the Distributor compensated authorized dealers directly with approximately $95,100 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended September 30, 2000, the Distributor retained approximately $51,600 of such 12b-1 fees. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $16,100 of CDSC on share redemptions during the fiscal year ended September 30, 2000.

At September 30, 2000, The John Nuveen Company owned 502,024 shares of Class R.

6.  Composition of Net Assets

At September 30, 2000, the Fund had an unlimited number of $.01 par value per share common stock authorized. Net assets consisted of:

-------------------------------------------------------------------------------
Capital paid-in                                                     $19,120,473
Balance of undistributed net investment income                           62,379
Accumulated net realized gain (loss) from investment transactions    (1,022,369)
Net unrealized appreciation of investments                               18,204
-------------------------------------------------------------------------------
Net assets                                                          $18,178,687
===============================================================================

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                     Investment Operations                Less Distributions
                              -----------------------------------   ------------------------------
                                           Net Realized/
                  Beginning          Net      Unrealized                   Net                          Ending
Year Ended        Net Asset   Investment      Investment            Investment   Capital             Net Asset       Total
September 30,         Value       Income     Gain (Loss)    Total       Income     Gains     Total       Value   Return(a)
--------------------------------------------------------------------------------------------------------------------------
Class A (11/98)
    2000             $19.00        $1.25         $ (.38)   $ .87       $(1.21)     $  --   $(1.21)      $18.66       4.74%
    1999 (e)          20.00         1.02          (1.03)    (.01)        (.99)        --     (.99)       19.00       (.04)
Class B (11/98)
    2000              19.00         1.11           (.38)     .73        (1.07)        --    (1.07)       18.66       3.96
    1999 (e)          20.00          .90          (1.03)    (.13)        (.87)        --     (.87)       19.00       (.68)
Class C (11/98)
    2000              19.01         1.11           (.35)     .76        (1.07)        --    (1.07)       18.70       4.13
    1999 (e)          20.00          .90          (1.02)    (.12)        (.87)        --     (.87)       19.01       (.62)
Class R (11/98)
    2000              19.01         1.30           (.39)     .91        (1.26)        --    (1.26)       18.66       4.95
    1999 (e)          20.00         1.06          (1.02)     .04        (1.03)        --    (1.03)       19.01        .21
==========================================================================================================================

Class (Inception Date)
                                                            Ratios/Supplemental Data
                      ----------------------------------------------------------------------------------------------------
                                     Before Credit/                 After                  After Credit/
                                      Reimbursement           Reimbursement (b)          Reimbursement (c)
                                -----------------------    -----------------------    -----------------------
                                                  Ratio                      Ratio                      Ratio
                                                 of Net                     of Net                     of Net
                      Ending      Ratio of   Investment      Ratio of   Investment      Ratio of   Investment
                         Net      Expenses       Income      Expenses       Income      Expenses       Income    Portfolio
Year Ended            Assets    to Average   to Average    to Average   to Average    to Average   to Average     Turnover
September 30,          (000)    Net Assets   Net Assets    Net Assets   Net Assets    Net Assets   Net Assets      Rate(d)
--------------------------------------------------------------------------------------------------------------------------
Class A (11/98)
    2000              $1,714         2.06%        5.71%         1.09%        6.68%         1.05%        6.72%         112%
    1999 (e)           1,370         1.88*        5.60*         1.08*        6.40*         1.05*        6.42*          67
Class B (11/98)
    2000               5,942         2.80         4.97          1.84         5.93          1.80         5.97          112
    1999 (e)           4,108         2.62*        4.85*         1.83*        5.65*         1.80*        5.67*          67
Class C (11/98)
    2000                 832         2.78         4.99          1.84         5.93          1.80         5.97          112
    1999 (e)           1,119         2.62*        4.87*         1.83*        5.66*         1.80*        5.69*          67
Class R (11/98)
    2000               9,690         1.80         5.97           .84         6.93           .80         6.97          112
    1999 (e)           9,627         1.71*        5.62*          .83*        6.50*          .80*        6.53*          67
==========================================================================================================================

*    Annualized.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b)  After expense reimbursement from the investment adviser, where applicable.

(c)  After custodian fee credit and expense reimbursement, where applicable.

(d)  Excluding Dollar Roll transactions.

(e) For the period November 30, 1998 (commencement of operations) through September 30, 1999.

Report of Independent Public Accountants



To the Board of Trustees and Shareholders of Nuveen Income Fund


We have audited the accompanying statement of net assets, including the portfolio of investments, of Nuveen Income Fund (one of the portfolios constituting the Nuveen Investment Trust III (a Massachusetts business trust)), as of September 30, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen Income Fund as of September 30, 2000, and the results of its operations for the year then ended, the change in its net assets and its financial highlights for the periods indicated thereon in conformity with accounting principles generally accepted in the United States.


ARTHUR ANDERSEN LLP

Chicago, Illinois
November 20, 2000

Serving
Investors
For Generations
--------------------------------------------------------------------------------

[Photo Appears Here]
John Nuveen, Sr.


A 100-Year Tradition of Quality Investments

Since 1898, Nuveen Investments has been synonymous with investments that withstand the test of time. In fact, more than 1.3 million investors have trusted Nuveen to help them build and sustain the wealth of a lifetime.

Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. We can help you build a better, well-diversified portfolio.


Call Your Financial Advisor Today

To find out how Nuveen Mutual Funds might round out your investment portfolio, contact your financial advisor today. Or call Nuveen at (800) 257-8787 for more information. Ask your advisor or call for a prospectus, which details risks, fees and expenses. Please read the prospectus carefully before you invest.



Nuveen                           Nuveen Investments
Investments                      333 West Wacker Drive
                                 Chicago, Illinois 60606-1286
                                 www.nuveen.com                      EAN-IF-9-00